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                                                                    ------------
                                                                    EXHIBIT 1.01
                                                                    ------------

                               TRINET GROUP, INC.

                       3,900,000 Shares of Common Stock*

                             UNDERWRITING AGREEMENT
                             ----------------------

                               November __, 2000


ROBERT W. BAIRD & CO. INCORPORATED
JEFFERIES & COMPANY, INC.
LEGG MASON WOOD WALKER, INCORPORATED
     As Representatives of the Several Underwriters
     Identified in Schedule I Annexed Hereto
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Ladies and Gentlemen:

          SECTION 1. Introductory. TriNet Group, Inc., a Delaware corporation
                     ------------
(the "Company"), and Select Appointments North America Inc. (the "Selling Stockholder") propose to sell 3,900,000 shares (the "Firm Shares") of common stock, $.0001 par value per share (the "Common Stock"), to the several underwriters identified in Schedule I annexed hereto (the "Underwriters"), who are acting severally and not jointly. In addition, the Company has agreed to grant to the Underwriters an option to purchase up to 585,000 additional shares of Common Stock (the "Optional Shares") as provided in section 6 hereof. The Firm Shares and, to the extent such option is exercised, the Optional Shares are hereinafter collectively referred to as the "Shares."

          You, as representatives of the Underwriters (the "Representatives"), have advised the Company and the Selling Stockholder that the Underwriters propose to make a public offering of their respective portions of the Shares as soon hereafter as in your judgment is advisable and that the public offering price of the Shares initially will be $_____ per share.

          In addition, as a part of this offering contemplated by this
Agreement, Robert W. Baird & Co. Incorporated ("Baird") has agreed to reserve out of the Shares set forth opposite its name on the Schedule I to this Agreement, up to 195,000 shares for sale to the Company's employees, officers, and directors and other parties associated with the Company (collectively, "Participants"), as set forth in the Prospectus (as hereinafter defined) under the heading "Underwriting" (the "Directed Share Program"). The Shares to be
sold by Baird pursuant to the
____________________________
     *  Plus an option to acquire up to 585,000 additional shares of Common
Stock from the Company to cover over-allotments.
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Directed Share Program (the "Directed Shares") will be sold by Baird pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participants as of 7:00 a.m. (Milwaukee, Wisconsin time) on the first day trading of the Shares commences will be offered to the public by Baird as set forth in the Prospectus.

          The Company and the Selling Stockholder hereby confirm their respective agreements with the Underwriters and each other as follows:

          SECTION 2. Representations and Warranties of the Company. The Company
                     ---------------------------------------------
represents and warrants to, and agrees with, the several Underwriters, and shall be deemed to represent and warrant to the several Underwriters on each Closing Date (as hereinafter defined), that:

          (a) Each of the Company and the subsidiaries of the Company that are listed on Exhibit 21.1 of the Registration Statement (as hereinafter defined) (individually, a "Subsidiary" and collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and described in the Prospectus (as hereinafter defined) and the Registration Statement (as hereinafter defined); each of the Company and the Subsidiaries is duly registered and qualified to do business as a foreign corporation under the laws of, and is in good standing as such in, each jurisdiction in which such registration or qualification is required, except where the failure to so register or qualify would not have a material adverse effect on the condition (financial or other), business, property, net worth or results of operations of the Company and the Subsidiaries, taken as a whole ("Material Adverse Effect"); and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Complete and correct copies of the certificate of incorporation and by-laws, as amended or restated ("Certificate of Incorporation" and "By-laws," respectively), of the Company and each of the Subsidiaries as in effect on the date hereof have been delivered to the Representatives, and no changes thereto will be made on or subsequent to the date hereof and prior to each Closing Date.

          (b) The shares of Common Stock issued and outstanding immediately prior to the issuance and sale of the Shares to be sold by the Company hereunder as set forth in the Prospectus have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus and the Registration Statement. The redemption of all of the shares of the Company's Series D Preferred Stock (the "Redemption") did not violate the Company's Certificate of Incorporation or By-laws and was effected in accordance with all laws, regulations, rulings, judgments, injunctions, orders and decrees applicable to the Company. No shares of the Company's Series D Preferred Stock are currently issued and outstanding, and there are no threatened or pending actions, claims or suits regarding any such shares of Series D Preferred Stock. There are no preemptive, preferential or, except as described in the Prospectus, other rights to subscribe for or purchase any shares of Common Stock (including the Shares), and no shares of Common Stock have been issued

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     in violation of such rights. The Shares to be issued and sold by the
     Company to the Underwriters have been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus and the Registration Statement. The Shares to be purchased by the Underwriters from the Selling Stockholder, when issued, were validly issued, fully paid and nonassessable. The delivery of certificates for the Shares to be issued and sold by the Company hereunder and payment therefor pursuant to the terms of this Agreement will pass valid title to such Shares to the Underwriters, free and clear of any lien, claim, encumbrance or defect in title. Except as described in the Prospectus, there are no outstanding options, warrants or other rights of any description, contractual or otherwise, entitling any person to be issued any class of security by the Company or any Subsidiary, and there are no holders of Common Stock or other securities of the Company or any Subsidiary, or of securities that are convertible or exchangeable into Common Stock or other securities of the Company or any Subsidiary, that have rights to the registration of such Common Stock or securities under the Securities Act of 1933, as amended, and the regulations thereunder (together, the "Act") or the securities laws or regulations of any of the states (the "Blue Sky Laws"). There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, other than the Selling Stockholder with respect to the Shares included in the Registration Statement, except for such rights as have been duly waived.

          (c) Except for the Subsidiaries, and as otherwise set forth in the Prospectus, the Company has no subsidiaries and does not own any equity interest in or control, directly or indirectly, any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. The Company owns directly all of the issued and outstanding capital stock of each Subsidiary, free and clear of any and all liens, claims, encumbrances or security interests, and all such capital stock has been duly authorized and validly issued and is fully paid and nonassessable. There are no outstanding options, warrants or other rights of any description, contractual or otherwise, entitling any person to subscribe for or purchase any shares of capital stock of any Subsidiary. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Prospectus.

          (d) The Company has full corporate power and authority to enter into and perform this Agreement, and the execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder and the consummation of the transactions described herein, have been duly authorized with respect to the Company by all necessary corporate action and will not: (i) violate any provisions of the Certificate of Incorporation or By-laws of the Company or any Subsidiary; (ii) violate any provisions of, or result in the breach, modification or termination of, or constitute a default under, any provision of any agreement, lease,

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     franchise, license, indenture, permit, mortgage, deed of trust, evidence of indebtedness or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary, or any property owned or leased by the Company or any Subsidiary, may be bound or affected; (iii) violate any statute, ordinance, rule or regulation applicable to the Company or any Subsidiary, or order or decree of any court, regulatory or governmental body, arbitrator, administrative agency or instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or any Subsidiary; or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary. No consent, approval, authorization or other order of any court, regulatory or governmental body, arbitrator, administrative agency or instrumentality of the United States or other country or jurisdiction is required for the execution and delivery of this Agreement by the Company, the performance of its obligations hereunder or the consummation of the transactions contemplated hereby, except for compliance with the Act, the Securities Exchange Act of 1934, as amended, and the regulations thereunder (together, the "Exchange Act"), the Blue Sky Laws applicable to the public offering of the Shares by the several Underwriters and the clearance of such offering and the underwriting arrangements evidenced hereby with the National Association of Securities Dealers, Inc. (the "NASD"). This Agreement has been duly executed and delivered by and on behalf of the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

          (e) A registration statement on Form S-1 (Reg. No. 333-31534) with respect to the Shares, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Act and has been filed with the Securities and Exchange Commission (the "Commission"). Such registration statement, as finally amended and revised at the time such registration statement was or is declared effective by the Commission (including the information contained in the form of final prospectus, if any, filed with the Commission pursuant to Rule 424(b) and Rule 430A under the Act and deemed to be part of the registration statement if the registration statement has been declared effective pursuant to Rule 430A(b)) and as thereafter amended by post-effective amendment, if any, is herein referred to as the "Registration Statement." The related final prospectus in the form first filed with the Commission pursuant to Rule 424(b) or, if no such filing is required, as included in the Registration Statement, or any supplement thereto, is herein referred to as the "Prospectus." The prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and each such prospectus as amended from time to time until the date of the Prospectus, is referred to herein as the "Preliminary Prospectus." The Company has prepared and filed such amendments to the Registration Statement since its initial filing with the Commission, if any, as may have been required under the Act to the date hereof, and will file such additional amendments thereto as may hereafter be required under the Act. There have been delivered to the Representatives three signed copies of the Registration Statement and each amendment thereto, if any, together with three copies of each exhibit filed therewith, and such number of conformed copies for each of the Underwriters of the Registration Statement and each amendment thereto, if any (but without exhibits), and of each Preliminary Prospectus and of the Prospectus as the Representatives have requested.

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          (f)  Neither the Commission nor any state securities commission has issued any order preventing or suspending the use of any Preliminary Prospectus nor, to the knowledge of the Company, have any proceedings for that purpose been initiated or threatened, and each Preliminary Prospectus filed with the Commission as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto complied in all material respects, when so filed, with the requirements of the Act and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the effective date of the Registration Statement, and at all times subsequent thereto up to each Closing Date, the Registration Statement and the Prospectus conformed or will conform in all material respects to the requirements of the Act, and neither the Registration Statement nor the Prospectus included or will include any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Company, nor any person that controls, is controlled by (including the Subsidiaries) or is under common control with the Company, has distributed or will distribute prior to each Closing Date any offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, the Prospectus, the Registration Statement or other materials permitted by the Act and provided to the Representatives.

          (g) Ernst & Young LLP, which has expressed its opinion with respect to the consolidated financial statements and schedules filed with the Commission and included as a part of each Preliminary Prospectus, the Prospectus or the Registration Statement are independent accountants as required by the Act.

          (h) The consolidated financial statements and the related notes thereto included in each Preliminary Prospectus, the Prospectus and the Registration Statement present fairly the financial position, results of operations and cash flows of the Company as of their respective dates or for the respective periods covered thereby, all in conformity with generally accepted accounting principles consistently applied throughout the periods involved. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein on a basis consistent with the consolidated financial statements of the Company contained therein. The Company had an outstanding capitalization as set forth in the Registration Statement and under "Capitalization" in the Prospectus as of the date indicated therein, and there has been no material change thereto since such date except as disclosed in the Prospectus. The financial and statistical information and data relating to the Company in each Preliminary Prospectus, the Prospectus and the Registration Statement are accurately presented and prepared on a basis consistent with the audited consolidated financial statements and books and records of the Company. The consolidated financial statements and schedules and the related notes thereto included in each Preliminary Prospectus, the Prospectus or the Registration Statement are the only such financial statements and schedules required under the Act to be set forth therein.

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          (i)  Neither the Company nor any Subsidiary is, nor with the giving of notice or passage of time or both, would be, in violation or in breach of:
     (i) its respective Certificate of Incorporation or By-laws; (ii) any statute, ordinance, order, rule or regulation applicable to the Company or such Subsidiary where such violation or breach could result in a Material Adverse Effect; (iii) any order or decree of any court, regulatory body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or such Subsidiary where such violation or breach could result in a Material Adverse Effect; or (iv) any material provision of any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, evidence of indebtedness or other instrument to which the Company or such Subsidiary is a party or by which any property owned or leased by the Company or such Subsidiary is bound or affected. Neither the Company nor any Subsidiary has received notice of any violation of any applicable statute, ordinance, order, rule or regulation applicable to the Company or any Subsidiary. The Company and each Subsidiary have obtained and hold, and are in material compliance with, all permits, certificates, licenses, approvals, registrations, franchises, consents and authorizations of governmental or regulatory authorities required under all rules and regulations in connection with their businesses (hereinafter "permit" or "permits"), and to the knowledge of the Company, all of such permits are in full force and effect; and the Company and each Subsidiary have materially fulfilled and performed all of their respective obligations with respect to each such permit and no event has occurred which would result in, or after notice or lapse of time would result in, revocation or termination of any such permit or result in any other impairment of the rights of the holder of such permit. Neither the Company nor any Subsidiary is or has been (by virtue of any action, omission to act, contract to which it is a party or other occurrence) in material violation of any applicable foreign, federal, state, municipal or local statutes, laws, ordinances, rules, regulations or orders (including those relating to environmental protection, occupational safety and health and equal employment practices) heretofore or currently in effect.

          (j) There are no legal or governmental proceedings or investigations pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or to which any property owned or leased by the Company or any Subsidiary is or may be subject, including, without limitation, any such proceedings that are related to environmental or employment discrimination matters, which are required to be described in the Registration Statement or the Prospectus which are not so described, or which question the validity of this Agreement or any action taken or to be taken pursuant hereto. Except as described in the Registration Statement or the Prospectus, neither the Company nor any
     Subsidiary: (i) owns or operates any real property contaminated with any substance that is subject to any statute, ordinance, rule or regulation, or any decision, order or decree of any court, regulatory body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or such Subsidiary relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environmental or human exposure to hazardous or toxic substances (collectively, "environmental laws"); (ii) is liable for any off-site disposal or contamination pursuant to any environmental laws; or (iii) is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim could have a Material Adverse Effect.

          (k) There is no transaction, relationship, obligation, agreement or other document required to be described in the Registration Statement or the Prospectus or to be filed or deemed to be filed as an exhibit to the Registration Statement by the Act, which has not been described or filed as required. All such contracts or agreements to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary, and are enforceable by and against the Company or such Subsidiary, in accordance with the respective terms thereof.

          (l) Neither the Company nor any Subsidiary owns any real property. The Company or a Subsidiary has good and valid title to all property and assets reflected as owned by the Company or such Subsidiary in the Company's consolidated financial statements included in the Registration Statement (or elsewhere in the Registration Statement or the Prospectus), free and clear of all liens, claims, mortgages, security interests or other encumbrance of any kind or nature whatsoever except those, if any, reflected in such financial statements (or elsewhere in the Registration Statement or the Prospectus) and except such as do not materially and adversely affect the value of such property and assets and do not materially interfere with the use made or proposed to be made of such property or assets by the Company or such Subsidiary. All property (real and personal) held or used by the Company or a Subsidiary under leases, licenses, franchises or other agreements is held by the Company or such Subsidiary under valid, binding and enforceable leases, franchises, licenses or other agreements.

          (m) Neither the Company nor any person that controls, is controlled by (including the Subsidiaries) or is under common control with the Company has taken or will take, directly or indirectly, any action designed to cause or result in, or which constituted, or which could cause or result in, stabilization or manipulation, under the Exchange Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

          (n) Except as described in the Registration Statement or the Prospectus, since the respective dates as of which information is given in the Registration Statement or the Prospectus and prior to each Closing
     Date: (i) neither the Company nor any Subsidiary has or will have incurred any liability or obligation, direct or contingent, or entered into any transaction, that is material to the Company, except as in the ordinary course of business; (ii) the Company has not and will not have paid or declared any dividend or other distribution with respect to its capital stock and neither the Company nor any Subsidiary is or will be delinquent in the payment of principal or interest on any outstanding debt obligation; and (iii) there has not been and will not have been any change in the capital stock, any material change in the indebtedness of the Company or any Subsidiary, or any change or development involving or which reasonably could be expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

          (o) Neither the Company nor any person that controls, is controlled by (including the Subsidiaries) or is under common control with the Company has, directly or indirectly: (i) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law; or (ii) made any payment to any federal, state or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions.

          (p) The Company or a Subsidiary owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses (collectively, "Intellectual Property Rights") presently used in or necessary for the conduct of its business or ownership of its properties, and neither the Company nor any Subsidiary, to each of their respective knowledge, has violated or infringed upon the rights of others, or received any notice of conflict with the asserted rights of others, in respect thereof.

          (q) The Company or a Subsidiary has in place and effective such policies of insurance, with limits of liability in such amounts, as are normal and prudent in the ordinary course of the business of the Company and its Subsidiaries. The Company has no reasonable basis to believe that it or any Subsidiary will not be able to (i) renew its existing insurance coverage as and when such policies expire or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage that it has sought or for which it has applied.

          (r) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company is imminent, and neither the Company nor any Subsidiary is a party to any collective bargaining agreement and, to the knowledge of the Company, no union organizational attempts have occurred or are pending. Since the most recent filing of the Registration Statement or the Prospectus, there has been no change in the relationship of the Company or any Subsidiary with any of its principal suppliers, manufacturers, contractors or customers resulting in or that could result in a Material Adverse Effect.

          (s) Neither the Company nor any Subsidiary is, and after receipt of payment for the Shares none of such parties will be, an "investment company", an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company will conduct its business in a manner so that it will not become subject to the Investment Company Act.

          (t) All federal, state and local tax returns required to be filed by or on behalf of the Company or any Subsidiary have been filed (or are the subject of valid extension) with the appropriate federal, state and local authorities, and all such tax returns, as filed, are accurate in all material respects; all federal, state and local taxes (including estimated tax payments) required to be shown on all such tax returns or claimed to be due from or with respect to the business of the Company or such Subsidiary have been paid or reflected as a liability on the financial statements of the Company or such Subsidiary for appropriate periods except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided; all deficiencies asserted as a result of any federal, state or local tax audits have been paid or finally settled, and no issue has been raised in any such audit which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so audited; to the knowledge of the Company, no state of facts exist or has existed which would constitute grounds for the assessment of any tax liability with respect to the periods which have not been audited by appropriate federal, state or local authorities; there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state or local tax return of any period; and neither the Company nor any Subsidiary has ever been a member of an affiliated group of corporations filing consolidated federal income tax returns, other than a group of which the Company is and has been the common parent.

          (u) Except for the Company's Employee Benefit Plan & Plan Trust, and its Employer Group, Inc. 401(k) Plan (collectively, the "Plans"), neither the Company nor any Subsidiary is a participating employer or plan sponsor with respect to any employee pension benefit plan as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any employee welfare benefit plan as defined in Section 3(1) of ERISA, including, without limitation, any multiemployer welfare or pension plan. With respect to the Plans, the Company is in substantial compliance with all applicable laws, including ERISA and the Code. With respect to each defined benefit retirement plan, such plan does not have benefit liabilities (as defined in Section 4001(a)(16) of ERISA) exceeding the assets of the plan. The Company or the administrator of each of the Plans, as the case may be, has timely filed the reports required to be filed by ERISA and the Code in connection with the maintenance of the Plans, and no facts, including, without limitation, any "reportable event" as defined by ERISA and the regulations thereunder, exist in connection with the Plans which, under applicable law, would constitute grounds for the termination of any of the Plans by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer any of the Plans.

          (v) The Company and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (w) None of the Company, any Subsidiary, nor, to the Company's knowledge, any officer or director of the Company or of any Subsidiary, or any person who owns, of record or beneficially, any class of securities issued by the Company is: (i) an officer, director or partner of any brokerage firm, broker or dealer that is a member of the NASD ("NASD Member"); or (ii) directly or indirectly, a "person associated with" an NASD Member or an "affiliate" of an NASD Member, as such terms are used in the NASD Rules or By-Laws. In addition, neither the Company nor any Subsidiary has issued or transferred any Common Stock, warrants, options or other securities, or any other items of value, to any of the Underwriters or any "related person" of any Underwriter, as such term is used in the NASD Rules, except as provided in this Agreement.

          (x) The Common Stock has been registered pursuant to Section 12(b) of the Exchange Act. Such registration statement either has been declared effective by the Commission under the Exchange Act or will be declared effective by the Commission prior to or concurrently with the commencement of the public offering of the Shares. The Common Stock has been approved for designation upon notice of issuance as a Nasdaq National Market security on The Nasdaq Stock Market ("Nasdaq").

          (y) Neither the Company, any Subsidiary nor any affiliate of the Company or such Subsidiary does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section
     517.075 of the Florida Statutes, and the Company agrees to comply with such
     Section if, prior to the completion of the distribution of the Shares, the Company, any Subsidiary or any affiliate of the Company or such Subsidiary commences doing such business.

          (z) All offers and sales of the securities of the Company prior to the date hereof were made in compliance with the Act and all other applicable state and federal laws or regulations.

          (aa) The Company has obtained for the benefit of the Underwriters the agreement substantially in the form attached hereto as Exhibit A (each, a "Lock-Up Agreement"), enforceable by Baird, of each of the officers and directors of the Company, and each of the warrantholders and stockholders of the Company who is not a Selling Stockholder listed on Schedule II annexed hereto. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the Lock-up Agreements presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or other stockholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of Baird.

          (bb) A copy of the Power of Attorney and the Custody Agreement executed by the Selling Stockholder and a copy of the Selling Stockholder's Selling Stockholders' Questionnaire has been furnished to counsel for the Underwriters prior to the date hereof, along with such other information as such counsel may reasonably request in connection with their review thereof.

          (cc) The execution and delivery of the Agreement and Plan of Merger effective as of __________, 2000 (the "Merger Agreement") by and among TriNet Employer Group, Inc., a California corporation (the "California Corporation"), TriNet Subsidiary Corporation, a California corporation, and the Company, effecting the restructuring of the

     California Corporation whereby it became a wholly-owned subsidiary of the Company (the "Restructuring"), were duly authorized by all necessary corporate action on the part of each of the California Corporation and the Company; and each of the California Corporation and the Company had all corporate power and authority to execute and deliver the Merger Agreement and the Certificate of Merger and Articles of Merger attached as exhibits thereto to which they are a party, to file such Certificate of Merger with the Secretary of State of the State of Delaware, to file such Articles of Merger with the Secretary of State of the State of California and to consummate the Restructuring contemplated by the Merger Agreement, and the Merger Agreement at the time of execution and immediately prior to the effectiveness of the Restructuring constituted a valid and binding obligation of each of the California Corporation and the Company, subject to the effect of (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors and (ii) general principles of equity.

          (dd) There are no Year 2000 issues related to the Company, or any of its Subsidiaries, that (i) are of a character required to be described or referred to in the Registration Statement or Prospectus by the Act which have not been accurately described in the Registration Statement or Prospectus or (ii) might reasonably be expected to result in any Material Adverse Effect.

          (ee) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the Shares.

          (ff) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered. The Company has not offered, or caused Baird to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

          A certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby. A certificate delivered by the Company to its counsel for purposes of enabling such counsel to render the opinion referred to in section 10(d) will also be furnished to the Representatives and counsel for the Underwriters and shall be deemed to be additional representations and warranties to the Underwriters by the Company as to the matters covered thereby.

          SECTION 3. Representations and Warranties of the Selling Stockholder.
                     ---------------------------------------------------------
Selling Stockholder represents and warrants to and agrees with the several Underwriters and the Company, and shall be deemed to represent and warrant to the several Underwriters and the Company on each Closing Date, that:

          (a) The Selling Stockholder has duly executed, and not revoked, a power of attorney ("Power of Attorney") naming Martin Babinec and Doug Devlin or either of them, as the Selling Stockholder's attorney(s)-in-fact ("Attorneys-in-Fact") for the purpose of entering into and carrying out this Agreement and a custody agreement ("Custody Agreement") naming Wells Fargo Bank Minnesota N.A. as custodian ("Custodian") of the Shares of the Selling Stockholder for the purpose of selling and delivering such Shares to the Underwriters on each Closing Date and receiving payment therefor.

          (b) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement, and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder have been obtained. The Selling Stockholder has, and at the time of delivery thereof the Selling Stockholder will have, good and valid title to the Shares proposed to be sold by the Selling Stockholder hereunder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights, other than any created by the Power of Attorney and the Custody Agreement or this Agreement for the benefit of the Underwriters. The Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver such Shares hereunder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights, other than any created by the Power of Attorney, the Custody Agreement or this Agreement for the benefit of the Underwriters. Upon delivery of and payment for such Shares hereunder, the Underwriters will acquire good and valid title thereto, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights.

          (c) The Selling Stockholder has not distributed and will not distribute any Preliminary Prospectus, the Prospectus or any other material in connection with the offering and sale of the Shares. The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which could cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

          (d) The execution, delivery and performance by the Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement will not, if applicable, result in the violation of any provisions of the charter, bylaws or other governing documents of the Selling Stockholder, or constitute a breach, or be in contravention, of any provision of any agreement, franchise, license, indenture, mortgage, deed of trust or other instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or the Selling Stockholder's property may be bound or affected, or any statute, rule or regulation applicable to the Selling Stockholder, or violate any order or decree of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the Selling Stockholder or any of the Selling Stockholder's property. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of, and performance under, this Agreement by the Selling Stockholder or the consummation by the Selling Stockholder of the transactions contemplated by this Agreement, except for compliance with the Act, the Exchange Act, the Blue Sky Laws applicable to the public offering of the Shares by the Underwriters and the clearance of such offering with the NASD. The Selling Stockholder hereby represents and warrants that each Attorney-in-Fact has been duly appointed as attorney-in-fact by the Selling Stockholder for the purpose of entering into and carrying out this Agreement, and the Power of Attorney and the Custody Agreement has been duly executed and delivered by or on behalf of the Selling Stockholder to the Representatives.

          (e) This Agreement, the Power of Attorney and the Custody Agreement are each valid and binding agreements of the Selling Stockholder enforceable in accordance with their respective terms.

          (f) The Selling Stockholder has deposited in custody, under the Custody Agreement, certificates in negotiable form for the Shares to be sold hereunder by the Selling Stockholder for the purpose of further delivery pursuant to this Agreement. The Selling Stockholder agrees that the Shares of the Selling Stockholder on deposit with the Custodian are subject to the interests of the Company and the Underwriters, that the arrangements made for such custody, and the appointment of the Attorneys-in-Fact pursuant to the Power of Attorney and the Custody Agreement, are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder and under the Power of Attorney and the Custody Agreement shall not be terminated, except as provided in this Agreement and the Power of Attorney and the Custody Agreement, by any act of the Selling Stockholder, by operation of law or by the dissolution, winding up or other event affecting the legal life of such entity, or by the occurrence of any other event. If any partnership or corporation should be terminated, or if any other event should occur before the delivery of the Shares hereunder, the certificates for Shares then on deposit with the Custodian shall, to the extent such Shares are purchased by the Underwriters, be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Power of Attorney and the Custody Agreement as if such termination or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof. The Selling Stockholder represents that each Attorney-in-Fact has been authorized by the Selling Stockholder to execute and deliver this Agreement and the Custodian has been authorized to receive and acknowledge receipt of the proceeds of sale of the Shares sold by the Selling Stockholder against delivery thereof and otherwise to act on behalf of the Selling Stockholder.

          (g) Attached hereto as Exhibit B is a list of certain provisions of the Prospectus and Registration Statement (the "Selected Provisions"). The Selected Provisions, as of the applicable date, have not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and on the effective date of the Registration Statement and at all times subsequent thereto up to each Closing Date, none of the Selected Provisions did or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (h) To the knowledge of the Selling Stockholder, the representations and warranties of the Company set forth in section 2 hereof are true and correct.

          (i) The information contained in the Selling Stockholder's Selling Stockholders' Questionnaire completed in connection with the Company's public offering and delivered to the Representatives was, as of the date of such questionnaire, and is, as of the date of this Agreement, true and correct.

          (j) The Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in the Prospectus under "Shares Eligible for Future Sale". The Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to this Agreement; and the Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

          (k) All information furnished by or on behalf of the Selling Stockholder in writing expressly for use in the Registration Statement and Prospectus is, and on the First Closing Date and the Second Closing Date (as defined below) will be, true, correct, and complete in all material respects, and does not, and on the First Closing Date and the Second Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. The Selling Stockholder confirms as accurate the number of shares set forth opposite the Selling Stockholder's name in the Prospectus under the caption "Principal and Selling Stockholders" (both prior to and after giving effect to the sale of the Shares).

          A certificate signed directly by the Selling Stockholder (as opposed to signed by persons granted a Power of Attorney) and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholder to the Underwriters as to the matters covered thereby. A certificate delivered by or on behalf of the Selling Stockholder to counsel for the Selling Stockholder for purposes of enabling such counsel to render the opinion referred to in section 10(e) will also be furnished to the Representatives and counsel for the Underwriters and shall be deemed to be additional representations and warranties to the Underwriters by the Selling Stockholder as to the matters covered thereby.

          SECTION 4.  Representation of Underwriters.  The Representatives will
                      ------------------------------
act as the representatives for the several Underwriters in connection with the public offering of the Shares, and any action under or in respect of this Agreement taken by the Representatives will be binding upon all of the Underwriters.

          SECTION 5.  Information Furnished by the Underwriters.  The
                      -----------------------------------------
information set forth on the outside front cover page of the Prospectus concerning the terms of the offering by the Underwriters and the first, second and third paragraphs and the paragraph entitled

"Stabilization" appearing under the caption "Underwriting" in the Prospectus constitute all of the information furnished to the Company by and on behalf of the Underwriters for use in connection with the preparation of the Registration Statement and the Prospectus, as such information is referred to in this Agreement.

          SECTION 6.  Purchase, Sale and Delivery of Shares.
                      -------------------------------------

          (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters identified in Schedule I annexed hereto 3,100,000 Firm Shares, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company the number of Firm Shares as hereinafter set forth at the price per share of $__________. The obligation of each Underwriter to the Company shall be to purchase from the Company that number of full Firm Shares which (as nearly as practicable in full shares as determined by the Representatives) bears the same proportion to the number of Firm Shares to be sold by the Company as the number of shares set forth opposite the name of such Underwriter in Schedule I annexed hereto bears to the total number of Firm Shares to be purchased by all of the Underwriters under this Agreement.

          (b) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to the Underwriters 800,000 Firm Shares and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder the number of Firm Shares as hereinafter set forth at the same purchase price per share as stated in the preceding paragraph. The obligation of each Underwriter to the Selling Stockholder shall be to purchase from the Selling Stockholder that number of full Firm Shares which (as nearly as practicable in full shares as determined by the Representatives) bears the same proportion to the number of Firm Shares to be sold by the Selling Stockholder as the number of shares set forth opposite the name of such Underwriter in Schedule I annexed hereto bears to the total number of Firm Shares to be purchased by all of the Underwriters under this Agreement; provided, however, that if, at the request of the Underwriters, the Selling Stockholder is unable to sell any Firm Shares and the Underwriters subsequently elect to purchase Option Shares, then prior to purchasing any Option Shares from the Company, the Underwriters shall purchase such Option Shares from the Selling Stockholder.

          (c) On the First Closing Date (as hereinafter defined), the Company and the Custodian on behalf of the Selling Stockholder will deliver to the Representatives, at the offices of Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or through the facilities of The Depository Trust Company, for the accounts of the several Underwriters, certificates representing the Firm Shares to be sold by them against payment in Milwaukee, Wisconsin of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds payable to the order of the Company with respect to the Firm Shares being sold by the Company and to the order of the Custodian with respect to the Firm Shares being sold by the Selling Stockholder. As referred to in this Agreement, the "First Closing Date" shall be on the third full business day after the date of the Prospectus, at 9:00 a.m., Milwaukee,

     Wisconsin time, or at such other date or time not later than ten full business days after the date of the Prospectus as the Representatives, the Company and the Attorneys-in-Fact (or either of them) may agree. The certificates for the Firm Shares to be so delivered will be in denominations and registered in such names as the Representatives request by notice to the Company and the Attorneys-in-Fact, or either of them, prior to the First Closing Date, and such certificates will be made available for checking and packaging at 9:00 a.m., Milwaukee, Wisconsin time on the first full business day preceding the First Closing Date at a location to be designated by the Representatives.

          (d) In addition, on the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company hereby agrees to sell to the Underwriters, and the Underwriters, severally and not jointly, shall have the right at any time within thirty days after the date of the Prospectus to purchase up to 585,000 Optional Shares from the Company at the purchase price per share to be paid for the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised upon notice by the Representatives to the Company within thirty days after the date of the Prospectus setting forth the aggregate number of Optional Shares to be purchased by the Underwriters and sold by the Company, the names and denominations in which the certificates for such shares are to be registered and the date and place at which such certificates will be delivered. Such date of delivery (the "Second Closing Date") shall be determined by the Representatives, provided that the Second Closing Date, which may be the same as the First Closing Date, shall not be earlier than the First Closing Date and, if after the First Closing Date, shall not be earlier than three nor later than ten full business days after delivery of such notice to exercise. The number of Optional Shares to be sold by the Company pursuant to such notice shall equal that number of full Optional Shares which (as nearly as practicable in full shares as determined by the Representatives) bears the same proportion to the number of Optional Shares to be purchased by the Underwriters as the number of Firm Shares to be sold by the Company under this Agreement bears to the total number of Firm Shares. Certificates for the Optional Shares will be made available for checking and packaging at 9:00 a.m., Milwaukee, Wisconsin time, on the first full business day preceding the Second Closing Date at a location to be designated by the Representatives. The manner of payment for and delivery of (including the denominations of and the names in which certificates are to be registered) the Optional Shares shall be the same as for the Firm Shares.

          (e) The Representatives have advised the Company and the Attorneys-in-Fact that each Underwriter has authorized the Representatives to accept delivery of the Shares and to make payment therefor. It is understood that the Representatives, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any obligation under this Agreement. As referred to in this Agreement, "Closing Date" shall mean either the First Closing Date or the Second Closing Date.

          SECTION 7.  Covenants of the Company.  The Company covenants and
                      ------------------------
agrees with the several Underwriters that:

          (a) If the effective time of the Registration Statement is not prior to the execution and delivery of this Agreement, the Company will use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, upon notification from the Commission that the Registration Statement has become effective, will so advise the Representatives and counsel to the Underwriters promptly. If the effective time of the Registration Statement is prior to the execution and delivery of this Agreement and any information shall have been omitted therefrom in reliance upon Rule 430A, the Company, at the earliest possible time, will furnish the Representatives with a copy of the Prospectus to be filed by the Company with the Commission to comply with Rule 424(b) and Rule 430A under the Act and, if the Representatives do not object to the contents thereof, will comply with such Rules. Upon compliance with such Rules, the Company will so advise the Representatives promptly. The Company will advise the Representatives and counsel to the Underwriters and the Attorneys-in-Fact promptly of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, or of any notification of the suspension of qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose, and will also advise the Representatives and counsel to the Underwriters and the Attorneys-in-Fact promptly of any request of the Commission for amendment or supplement of the Registration Statement, of any Preliminary Prospectus or of the Prospectus, or for additional information, and the Company will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective), to any Preliminary Prospectus or to the Prospectus (including a prospectus filed pursuant to Rule 424(b)) if the Representatives have not been furnished with a copy prior to such filing (with a reasonable opportunity to review such amendment or supplement) or if the Representatives objects to such filing.

          (b) If, at any time when a prospectus relating to the Shares is required by law to be delivered in connection with sales by an Underwriter or dealer, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact, or would omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to supplement the Prospectus to comply with the Act, the Company promptly will advise the Representatives and counsel to the Underwriters and the Attorneys-in-Fact thereof and will promptly prepare and file with the Commission, at its expense, an amendment to the Registration Statement which will correct such statement or omission or an amendment which will effect such compliance; and, if any Underwriter is required to deliver a prospectus after the effective date of the Registration Statement, the Company, upon request of the Representatives, will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act. The Company consents to the use, in accordance with the provisions of the Act and with the Blue Sky Laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, of each Preliminary Prospectus.

          (c) Neither the Company nor any Subsidiary will, prior to the Second Closing Date, if any, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, or enter into any transaction with an "affiliate," as defined in Rule 405 under the Act, which is required to be described in the Prospectus pursuant to Item 404 of Regulation S-K under the Act, except as described in the Prospectus.

          (d) Neither the Company nor any Subsidiary will, prior to the Second Closing Date, if any, acquire any of the Common Stock nor will the Company declare or pay any dividend or make any other distribution upon its Common Stock payable to stockholders of record on a date prior to such earlier date, except as described in the Prospectus.

          (e) The Company will make generally available to its security holders and the Representatives an earnings statement as soon as practicable covering a period of twelve consecutive calendar months beginning after the effective date of the Registration Statement, which will satisfy the provisions of the last paragraph of Section 11(a) of the Act and Rule 158 promulgated thereunder.

          (f) During such period as a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, the Company will furnish to the Representatives, at the expense of the Company, copies of the Registration Statement, the Prospectus, any Preliminary Prospectus and all amendments and supplements to any such documents in each case as soon as available and in such quantities as the Representatives may reasonably request.

          (g) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder for the purposes set forth in the Prospectus.

          (h) The Company will cooperate with the Representatives and counsel to the Underwriters in qualifying or registering the Shares for sale under the Blue Sky Laws of such jurisdictions as the Representatives designates, and will continue such qualifications or registrations in effect so long as reasonably requested by the Representatives to effect the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified. In each jurisdiction where any of the Shares shall have been qualified as provided above, the Company will file such reports and statements as may be required to continue such qualification for a period of not less than one year from the date of the Prospectus. The Company shall promptly prepare and file with the Commission, from time to time, such reports as may be required to be filed by the Act and the Exchange Act, and the Company shall comply in all respects with the undertakings given by the Company in connection with the qualification or registration of the Shares for offering and sale under the Blue Sky Laws.

          (i) During the period of three years from the date of the Prospectus, the Company will furnish to each of the Representatives and to each of the other Underwriters who may so request, as soon as available, each report, statement or other document of the Company or its Board of Directors mailed to its stockholders or filed with the Commission, and such other information concerning the Company as the Representatives may reasonably request.

          (j) The Company shall deliver the requisite notice of issuance to Nasdaq and shall take all necessary or appropriate action within its power to maintain the authorization for trading of the Common Stock as a Nasdaq National Market security, or take such action to authorize the Common Stock for listing on the New York Stock Exchange or the American Stock Exchange, for a period of at least thirty-six months after the date of the Prospectus.

          (k) Except for the issuance and sale by the Company of Common Stock upon exercise of presently existing outstanding stock options, the sale of the Shares to be sold by the Company pursuant to this Agreement, and the grant of employee stock options pursuant to the Company's Stock Option Plan, a copy of which is filed as an exhibit to the Registration Statement, and provided that none of such options shall be exercisable during the 180-day period herein described, the Company shall not, for a period of 180 days after the date of the Prospectus, without the prior written consent of Baird, directly or indirectly, offer, sell or otherwise dispose of, contract to sell or otherwise dispose of, or cause or in any way permit to be sold or otherwise disposed of, any: (i) shares of Common Stock; (ii) rights to purchase shares of Common Stock; or (iii) securities that are convertible or exchangeable into shares of Common Stock.

          (l) The Company will maintain a transfer agent and, if required by law or the rules of The Nasdaq Stock Market or any national securities exchange on which the Common Stock is listed, a registrar (which, if permitted by applicable laws and rules, may be the same entity as the transfer agent) for its Common Stock. The Company shall, as soon as practicable after the date hereof, use its best efforts to obtain listing in Standard and Poor's Stock Guide, or such other recognized securities manuals for which it may qualify for listing, and the Company shall use its best efforts to maintain such listings for at least five years after the First Closing Date.

          (m) If at any time when a prospectus relating to the Shares is required to be delivered under the Act, any rumor, publication or event relating to of affecting the Company shall occur as a result of which, in the opinion of Baird, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to the Prospectus), the Company will, after written notice from Baird advising the Company of any of the matters set forth above, promptly consult with Baird concerning the advisability and substance of, and, if the Company and Baird determine that it is appropriate, disseminate, a press release or other public statement responding to or commenting on, such rumor, publication or event.

          (n) If the sale to the Underwriters of the Shares is not consummated for any reason other than termination of this Agreement pursuant to section 13 hereof, without limiting any other rights the Underwriters may have, the Company agrees to reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters), that shall have been incurred by the

     Underwriters in connection with the proposed purchase and sale of the Shares, and the provisions of sections 9 and 12 hereof shall at all times be effective and apply.

          (o) The Company will comply or cause to be complied with the conditions to the obligations of the Underwriters in section 10 hereof.

          SECTION 8.  Covenants of the Selling Stockholder.  The Selling
                      ------------------------------------
Stockholder covenants and agrees with the several Underwriters and the Company as follows:

          (a) If the effective time of the Registration Statement is not prior to the execution and delivery of this Agreement, the Selling Stockholder will cooperate to the extent necessary to cause the Registration Statement to become effective at the earliest possible time; and the Selling Stockholder will do and perform all things to be done and performed by the Selling Stockholder prior to each Closing Date, as prescribed pursuant to this Agreement or the Power of Attorney and the Custody Agreement.

          (b) The Selling Stockholder agrees to deliver to the Custodian on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable substitute form or statement specified by Treasury Department regulations in lieu thereof).

          (c) The Selling Stockholder will pay all federal and other taxes, if any, on the transfer or sale of the Shares being sold by the Selling Stockholder to the Underwriters.

          (d) The Selling Stockholder hereby agrees that the Selling Stockholder will not, directly or indirectly, offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by the Selling Stockholder or with respect to which the Selling Stockholder has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners or shareholders of the Selling Stockholder, provided that the distributees thereof agree in writing to be bound by the terms of this restriction,
     (iii) with respect to Dispositions of Common Stock acquired on the open market, (iv) with respect to sales or purchases of Common Stock acquired on the open market or (v) with the prior written consent of Baird, for a period commencing on the date hereof and continuing to a date 180 days after the date of the final prospectus for the Offering (the "Lock-up Period"). The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. The Selling Stockholder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of Securities held by the Selling Stockholder except in compliance with the foregoing restrictions.

          (e) The Selling Stockholder will furnish any documents, instruments or other information which the Representatives may reasonably request in connection with the sale and transfer of the Shares to the Underwriters.

          SECTION 9.  Payment of Expenses.  Whether or not the transactions
                      -------------------
contemplated hereunder are consummated or this Agreement becomes effective, or if this Agreement is terminated for any reason, the Company will pay its pro rata share of the costs, fees and expenses incurred in connection with the public offering of the Shares. Such costs, fees and expenses to be paid by the Company include, without limitation:

          (a) All costs, fees and expenses (excluding the expenses incurred by the Underwriters and the legal fees and disbursements of counsel for the Underwriters, but including such fees and disbursements described in subsection (b) of this section 9) incurred in connection with the performance of the Company's obligations hereunder, including without limiting the generality of the foregoing: the registration fees related to the filing of the Registration Statement with the Commission; the fees and expenses related to the quotation or listing of the Shares on Nasdaq or other national securities exchange; the fees and expenses of the Company's counsel, accountants, transfer agent and registrar; the fees and expenses of Gadsby Hannah LLP, counsel to the Selling Stockholder, not to exceed $15,000; the costs and expenses incurred in connection with the preparation, printing, shipping and delivery of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements) and all agreements and supplements provided for herein, this Agreement and the Preliminary and Supplemental Blue Sky Memoranda and the Power of Attorney and the Custody Agreement, including, without limitation, shipping expenses via overnight delivery and/or courier service to comply with applicable prospectus delivery requirements; and the costs and expenses associated with the production of materials related to, and travel expenses incurred by the management of the Company in connection with, the various meetings to be held between the Company's management and prospective investors.

          (b) All registration fees and expenses, including legal fees and disbursements of counsel for the Underwriters incurred in connection with qualifying or registering all or any part of the Shares for offer and sale under the Blue Sky Laws and the clearing of the public offering and the underwriting arrangements evidenced hereby with the NASD.

          (c) All fees and expenses related to printing of the certificates for the Shares, and all transfer taxes, if any, with respect to the sale and delivery of the Shares.

          (d) All fees and expenses of, or incurred by, the Attorneys-in-Fact or the Custodian and under the Power of Attorney and the Custody Agreement.

          (e) All federal and other taxes, if any, on the transfer or sale of the Shares being sold by the Selling Stockholder to the Underwriters.

All costs and expenses incurred by the Selling Stockholder in the performance of its obligations hereunder which are not otherwise specifically provided for in this section will be borne and paid solely by the Selling Stockholder. In the event the Selling Stockholder shall fail to pay the Selling Stockholder's costs, fees and expenses described in this section within five days after demand by the Representatives therefor, the Company shall be obligated to pay such costs, fees and expenses on demand.

          SECTION 10.  Conditions to the Obligations of the Underwriters.  The
                       -------------------------------------------------
obligations of the several Underwriters under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder herein set forth as of the date hereof and as of each Closing Date, to the accuracy of the statements of the Company's officers, the Selling Stockholder and the Attorneys-in-Fact on behalf of the Selling Stockholder made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder, and to the following additional conditions, unless waived in writing by the
Representatives:

          (a) The Registration Statement shall have been declared effective by the Commission not later than 5:30 p.m., Washington, D. C. time, prior to the date of this Agreement, or such later time as shall have been consented to by the Representatives, which consent shall be deemed to have been given if the Registration Statement shall have been declared effective on or before the date and time requested in the acceleration request submitted on behalf of the Representatives pursuant to Rule 461 under the Act; all filings required by Rules 424(b) and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission or any state securities commission nor, to the knowledge of the Company shall any proceedings for that purpose have been initiated or threatened; and any request of the Commission or any state securities commission for inclusion of additional information in the Registration Statement, or otherwise, shall have been complied with to the satisfaction of the Representatives.

          (b) Since the dates as of which information is given in the Registration Statement:

               (i) there shall not have occurred any change or development involving, or which could be expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business; and

               (ii) the Company shall not have sustained any loss or interference from any labor dispute, strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree, the effect of which on the Company, in any such case described in clause (i) or (ii) above, is in the opinion of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

          (c) The Representatives shall not have advised the Company that the Registration Statement or the Prospectus contains an untrue statement of fact that, in the opinion of the Representatives or counsel for the Underwriters, is material, or omits to state a fact that, in the opinion of the Representatives or such counsel, is material and is required to be stated therein or necessary to make the statements therein not misleading.

          (d) The Representatives shall have received an opinion of Cooley Godward LLP, counsel for the Company addressed to the Representatives, as the representatives of the Underwriters, and dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect;

               (ii) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $.0001 per share, and 5,000,000 shares of Preferred Stock, par value $.0001 per share, and all such stock conforms as to legal matters to the descriptions thereof in the Prospectus and the Registration Statement;

               (iii) The issued and outstanding shares of capital stock of the Company immediately prior to the issuance and sale of the Shares have been duly and validly issued, are fully paid and nonassessable, and there are no preemptive, preferential or, to such counsel's knowledge and except as described in the Prospectus, other similar rights, and to such counsel's knowledge, no shares of capital stock of the Company have been issued in violation of such rights;

               (iv) Except for the Subsidiaries, the Company has no subsidiaries, and the Company does not own any equity interest in or control, directly or indirectly, any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization except as described in the Prospectus and the Registration Statement; TriNet Employer Group, Inc., a California corporation (the "Major Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the Registration Statement. The Major Subsidiary is duly registered or qualified to do business as a foreign corporation under the laws of, and is in good standing as such in, each jurisdiction in which such registration or qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect. The issued and outstanding shares of the capital stock of the Major Subsidiary have been duly and validly issued, are fully paid and nonassessable and there are no preemptive, preferential or, to such counsel's knowledge, other rights to subscribe for or purchase any shares of capital stock of the Major Subsidiary, and to such counsel's knowledge, no shares of capital stock of the Major Subsidiary have been issued in violation of such rights; the Company owns directly and, to such counsel's knowledge, beneficially all of the issued and outstanding capital stock of the Major Subsidiary, free and clear of any and all liens, claims, encumbrances and security interests;

               (v) The certificates for the Shares to be delivered hereunder are valid as to form under the General Corporation Law of the State of Delaware; and the Shares to be sold by the Company pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable, and free of any preemptive, preferential, co-sale, first refusal or other similar rights;

               (vi) The Registration Statement was declared effective under the Act, and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or are threatened under the Act or any Blue Sky Laws; the Registration Statement and the Prospectus derived therefrom and contained therein (except for the financial statements schedules, related notes, and other financial data and statistical data derived therefrom and contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act; to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened required to be described in the Registration Statement or the Prospectus by the Act which are not so described or which question the validity of this Agreement or any action taken or to be taken pursuant thereto, nor is there any transaction, relationship, agreement, contract or other document that are required by the Act to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement, which is not so described or filed;

               (vii) The Company has the corporate power and authority to enter into and perform this Agreement; this Agreement has been duly authorized, executed and delivered by and on behalf of the Company, and assuming due authorization, execution and delivery by the Representatives, is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnification or contribution may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance; no consent, approval, authorization or other order or decree of any court, arbitrator, governmental body or agency having jurisdiction over the Company is required for the performance by the Company of its obligations under this Agreement, except such as (i) have been obtained under the Act, (ii) may be required under Blue Sky Laws in connection with the purchase and the distribution of the Shares by the Underwriters, as to which such counsel need express no opinion, and (iii) may be required under the federal or provincial laws of Canada;

               (viii) The execution, delivery and performance of this Agreement by the Company (other than performance of the Company's indemnification and contribution obligations hereunder, as to which such counsel need express no opinion) will not: (A) violate any provisions of the Certificate of Incorporation or By-laws of the Company or the Major Subsidiary; (B) materially violate any provisions of, or result in the breach, modification or termination of, or constitute a default under, any agreement, evidence of indebtedness or other instrument to which the Company or the Major Subsidiary is a party or by which such party is bound or to which any of their respective properties is subject, and which is filed as an exhibit to the Registration Statement; or (C) materially violate any statute, rule, or regulation known to such counsel of any court, arbitrator, governmental body or agency having jurisdiction over the Company or the Major Subsidiary;

               (ix) To such counsel's knowledge, except as described in the Prospectus, there are no holders of Common Stock or other securities of the Company, or securities that are convertible or exchangeable into Common Stock or other securities of the Company, that have rights to the registration of such securities and, except as set forth in the Prospectus, all holders of securities of the Company having rights known to such counsel to registration of such securities, because of the filing of the Registration Statement by the Company, have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement or the Company has included securities in the Registration Statement pursuant to the exercise of such rights;

               (x) The Common Stock has been designated for inclusion as a National Market security on The Nasdaq Stock Market and is registered under the Exchange Act;

               (xi) Neither the Company nor any Subsidiary is, nor with the giving of notice or passage of time or both would be, (x) in violation of its respective Certificate of Incorporation or By-laws, or (y) to such counsel's knowledge, in default in any material respect in the performance of any agreement, lease, franchise, license, permit, mortgage, deed of trust, evidence of indebtedness or other instrument, or any other document that is filed as an exhibit to the Registration Statement, to which the Company or any Subsidiary is subject or bound;

               (xii) Neither the Company nor any Subsidiary is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended and, upon its receipt of any proceeds from the sale of the Shares, neither the Company nor any Subsidiary will be required to register as an Investment Company thereunder;

               (xiii) The information in the Prospectus under the caption "Description of Capital Stock," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by us and is a fair summary of such matters and conclusions; and the forms of certificates evidencing the Common Stock and filed as exhibits to the Registration Statement comply with Delaware law;

               (xiv) The description in the Registration Statement and the Prospectus of the charter and bylaws of the Company, the Delaware General Corporation Law, the Internal Revenue Code, Rule 144 and 701 and other provisions of and rules under the Securities Act of 1933 and the Securities Exchange Act of 1934 (the "designated statutes"), insofar as they purport to describe the provisions of such documents and statutes, fairly and correctly present, in all material respects, the information required to be included therein by the Act;

               (xv) All offers and sales by the Company of its capital stock before the date hereof were at all relevant times duly registered under or exempt from the registration requirements of the Act, and were duly registered under or the subject of an available exemption from the registration requirements of any applicable Blue Sky Laws;

               (xvi) The execution and delivery of the documents effecting the Restructuring (the "Restructuring Documents") have been duly authorized by all necessary corporate action on the part of each of the Company and the California Corporation;

               (xvii) Each of the California Corporation and the Company had all corporate power and authority necessary to execute and deliver the Restructuring Documents and to consummate the Restructuring contemplated by the Restructuring Documents, and the Restructuring Documents at the time of execution and immediately prior to the effectiveness of the Restructuring constituted a valid and binding obligation of each of the California Corporation and the Company, subject to the effect of (x) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or other similar federal or state laws affecting the rights of creditors and (y) to general principles of equity; and

               (xviii) The offer and sale of the Company's securities, including without limitation, the Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock, pursuant to the terms of the Restructuring

          Documents are exempt from the qualification requirements of the California Corporate Securities Law of 1968, as amended.

     During the course of the preparation of the Registration Statement, we participated in conferences with you and with officers and other representatives of the Company, its counsel and its independent public accountants at which the contents of the Registration Statement and Prospectus were discussed. While we have not independently verified and are not passing upon the accuracy completeness or fairness of the statements made in the Registration Statement and Prospectus, except as set forth in paragraph (vii) above, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the Registration Statement, as of the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no comment with respect to the financial statements and schedules, related notes, other financial data and statistical data derived therefrom included in the Registration Statement and Prospectus.

     In rendering such opinion, counsel for the Company may rely, to the extent counsel deems such reliance proper, as to matters of fact upon certificates of officers of the Company and of governmental officials, and copies of all such certificates shall be furnished to the Representatives and for the Underwriters on or before each Closing Date.

          (e) The Representatives shall have received an opinion from Gadsby Hannah LLP, counsel for the Selling Stockholder, dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

               (i) Each of this Agreement, the Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and each such agreement constitutes the valid and binding agreement of the Selling Stockholder, enforceable in accordance with its respective terms, except that rights to indemnity or contribution thereunder may be limited by applicable law and except as enforceability of such agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting the rights of creditors and by equitable principles limiting the right to specific performance or other equitable relief;

               (ii) The execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not, if applicable, result in the violation of any provisions of the charter, bylaws or other governing documents of the Selling Stockholder, or to our knowledge, constitute a breach, or be in contravention, of any provision of any agreement or other instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or the Selling Stockholder's property may be bound or affected, or any statute, rule or regulation applicable to the Selling Stockholder, or violate any order or decree of any court governmental body or agency having jurisdiction over the Selling Stockholder or any of the Selling Stockholder's property, which violation would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, properties, net worth or results of operations of the Selling Stockholder;

               (iii) The Selling Stockholder has the legal right, power and authority, and has secured any consent, approval, authorization and order required to enter into and perform this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver title to the Shares to be sold by the Selling Stockholder as provided herein; and upon delivery to the Underwriters or upon the order of the Representatives against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Underwriters will acquire good and marketable title to the Shares to be sold hereunder by the Selling Stockholder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights; and

               (iv) To such counsel's knowledge, the information concerning the Selling Stockholder contained in the Prospectus under the caption "Principal and Selling Stockholder" complies in all material respects with the Act.

     In rendering such opinion, counsel for the Selling Stockholder may rely, to the extent counsel deems such reliance proper, as to matters of fact upon a certificate of the Selling Stockholder, and copies of such certificate shall be furnished to the Representatives and counsel for the Underwriters on or before each Closing Date.

          (f) The Representatives shall have received an opinion of Brobeck, Phleger & Harrison LLP, counsel for the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the issuance and sale of the Shares by the Company, the Registration Statement and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they request for the purpose of enabling them to pass upon such matters.

          (g) The Representatives shall have received on each Closing Date, a certificate of Martin Babinec, President and Chief Executive Officer, and Doug P. Devlin, Chief Financial Officer and Treasurer, of the Company, to the effect that:

          (i)   The representations and warranties of the Company set forth in section 2 hereof are true and correct as of the date of this Agreement and as of the date of such certificate, and the Company has complied with all the agreements and satisfied all the conditions to be performed or satisfied by it at or prior to the date of such certificate;

          (ii) The Commission has not issued an order preventing or suspending the use of the Prospectus or any Preliminary Prospectus or any amendment or supplement thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the knowledge of the respective signatories, no proceedings for that purpose have been initiated or are pending or contemplated under the Act or under the Blue Sky Laws of any jurisdiction;

          (iii) Each of the respective signatories has examined the Registration Statement and the Prospectus, and any amendment or supplement thereto, and such documents contain all statements required by the Act to be stated therein, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and since the date on which the Registration Statement was initially filed, no event has occurred that was required to be set forth in an amended or supplemented prospectus or in an amendment to the Registration Statement that has not been so set forth; and

          (iv) Since the date on which the Registration Statement was initially filed with the Commission, there shall not have occurred any change or development involving, or which reasonably could be expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as disclosed in the Prospectus and the Registration Statement as heretofore amended or (but only if the Representatives expressly consent thereto in writing) as disclosed in an amendment or supplement thereto filed with the Commission and delivered to the Representatives after the execution of this Agreement; since such date and except as so disclosed or in the ordinary course of business, the Company has not incurred any liability or obligation, direct or indirect, or entered into any transaction which is material to the Company; since such date and except as so disclosed, there has not been any change in the outstanding capital stock of the Company, or any change that is material to the Company in the short-term debt or long-term debt of the Company; since such date and except as so disclosed, the Company has not acquired any of the Common Stock or other capital stock of the Company nor has the Company declared or paid any dividend, or made any other distribution, upon its outstanding Common Stock payable to stockholders of record on a date prior to such Closing Date; since such date and except as so disclosed, the Company has not incurred any material contingent obligations, and no material litigation is pending or threatened against the Company; and, since such date and except as so disclosed, the Company has not sustained any material loss or interference from any strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree.

          The delivery of the certificate provided for in this subsection (g) shall be and constitute a representation and warranty of the Company as to the facts required in the immediately foregoing clauses (i), (ii), (iii) and (iv) to be set forth in said certificate.

          (h) The Representatives shall have received a certificate from the Selling Stockholder (which may be signed by the Selling Stockholder's Attorneys-in-Fact, or either of them), dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that: (i) the representations and warranties of the Selling Stockholder in Section 3 of this Agreement are true and correct as of the date of this Agreement and as of the date of such certificate, as if again made on and as of such Closing Date, and the Selling Stockholder has complied with all of the agreements and satisfied all of the conditions to be performed or satisfied by the Selling Stockholder at or prior to such Closing Date; and (ii) the Selling Stockholder has no reason to believe that the Selected Provisions of the Registration Statement or any amendment thereto at the time it was declared effective by the Commission contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Selected Provisions of the Prospectus, as amended or supplemented, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (i) At the time this Agreement is executed and also on each Closing Date, there shall be delivered to the Representatives a letter addressed to the Representatives, as representatives of the Underwriters, from Ernst & Young LLP, the Company's independent accountants, the first letter to be dated the date of this Agreement, the second letter to be dated the First Closing Date and the third letter (if applicable) to be dated the Second Closing Date, which shall be in form and substance satisfactory to the Representatives and shall contain information as of a date within five days of the date of such letter. There shall not have been any change or decrease set forth in any of the letters referred to in this subsection (i) which makes it impracticable or inadvisable in the judgment of the Representatives to proceed with the public offering or purchase of the Shares as contemplated hereby.

          (j) The Shares shall have been qualified or registered for sale under the Blue Sky Laws of such jurisdictions as shall have been specified by the Representatives, the underwriting terms and arrangements for the offering shall have been cleared by the NASD, and the Common Stock shall have been designated for inclusion as a Nasdaq National Market security on the Nasdaq Stock Market and shall have been registered under the Exchange Act.

          (k) Such further certificates and documents as the Representatives may reasonably request (including certificates of officers of the Company).

          All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory to the Representatives and to Brobeck, Phleger & Harrison LLP, counsel for the Underwriters. The Company and the Selling Stockholder shall furnish the Representatives with such manually signed or conformed copies of such opinions, certificates, letters and documents as the Representatives may reasonably request.

          If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at either Closing Date is not so satisfied, this Agreement at the election of the Representatives will terminate upon notification to the Company and the Attorneys-in-Fact, or any one of them, for the Selling Stockholder without liability on the part of any Underwriter, including the Representatives, the Company or the Selling Stockholder except for the provisions of section 7(n) hereof, the expenses to be paid by the Company and the Selling Stockholder pursuant to section 9 hereof and except to the extent provided in section 12 hereof.

          SECTION 11.  Maintain Effectiveness of Registration Statement.  The
                       ------------------------------------------------
Company will use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement, and, if such stop order is issued, to obtain as soon as possible the lifting thereof.

          SECTION 12.  Indemnification.
                       ---------------

          (a) The Company subject to the last paragraph of this Section 12, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act, from and against any losses, claims, damages, expenses, liabilities or actions in respect thereof ("Claims"), joint or several, to which such Underwriter or each such controlling person may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation), insofar as such Claims arise out of or are based upon any breach of any representation, warranty or covenant made by the Company in this Agreement, or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or in any application filed under any Blue Sky Law or other document executed by the Company for that purpose or based upon written information furnished by the Company and filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such document, application or information being hereinafter called a "Blue Sky Application") or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company subject to the last paragraph of this Section 12, agrees to reimburse each Underwriter and each such controlling person for any legal fees or other expenses incurred by such Underwriter or any such controlling person in connection with investigating or defending any such Claim; provided, however, that the Company will not be liable in any such case to the extent that: (i) any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or supplement thereto or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company pursuant to section 5 of this Agreement; or (ii) such statement or omission was contained or made in any Preliminary Prospectus and corrected in the Prospectus and (1) any such Claim suffered or incurred by any Underwriter (or any person who controls any Underwriter) resulted from an action, claim or suit by any person who purchased Shares which are the subject thereof from such Underwriter in the offering, and (2) such Underwriter failed to deliver or provide a copy of the Prospectus to such person at or prior to the confirmation of the sale of such Shares in any case where such delivery is required by the Act, unless such failure was due to failure by the Company to provide copies of the Prospectus to the Underwriters as required by this Agreement. The indemnification obligations of the Company as provided above are in addition to and in no way limit any liabilities the Company may otherwise have.

          (b) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter and each controlling person from and against any Claims to which such Underwriter or each such controlling person may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation), insofar as such Claims arise out of or are based upon any breach of any representations, warranty or covenant made by the Selling Stockholder in this Agreement.

          (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and each of its officers who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, and the Selling Stockholder against any Claim to which the Company, or any such director, officer, controlling person, or Selling Stockholder may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter and Baird), insofar as such Claim arises out of or is based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, in reliance solely upon and in conformity with the written information furnished by the Representatives to the Company pursuant to section 5 of this Agreement. Each Underwriter will severally reimburse any legal fees or other expenses incurred by the Company, or any such director, officer, controlling person, or Selling Stockholder in connection with investigating or defending any such Claim, and from any and all Claims resulting from failure of an Underwriter to deliver a Prospectus, if the person asserting such Claim purchased Shares from such Underwriter and a copy of the Prospectus (as then amended if the Company shall have furnished any amendments thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended) would have cured the defect giving rise to such Claim. The indemnification obligations of each Underwriter as provided above are in addition to any liabilities any such Underwriter may otherwise have. Notwithstanding the provisions of this section, no Underwriter shall be required to indemnify or reimburse the Company, or any officer, director, controlling person, or Selling Stockholder in an aggregate amount in excess of the total price at which the Shares purchased by any such Underwriter hereunder were offered to the public, less the amount of any damages such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          (d) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action in respect of a Claim, such indemnified party will, if a Claim in respect thereof is to be made against an indemnifying party under this section, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve an indemnifying party from any liability it may have to any indemnified party under this section or otherwise. In case any such action is brought against any indemnified party, and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that he, she or it may wish, jointly with all other indemnifying parties, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and any indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to the indemnified party and/or other indemnified parties which are different from or additional to those available to any indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.

          (e) Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election to assume the defense of such action and upon approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this section for any legal fees or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless:

               (i) the indemnified party shall have employed separate counsel in connection with the assumption of legal defenses in accordance with the proviso to the last sentence of subsection (e) of this section (it being understood, however, that the indemnifying party shall not be liable for the legal fees and expenses of more than one separate counsel, approved by Baird, if one or more of the Underwriters or their controlling persons are the indemnified parties);

               (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the indemnified party's notice to the indemnifying party of commencement of the action; or

               (iii) the indemnifying party has authorized the employment of counsel at the expense of the indemnifying party.


          (f) If the indemnification provided for in this section is unavailable to an indemnified party under subsection (a), (b), (c) or (d) hereof in respect of any Claim referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall, subject to the limitations hereinafter set forth, contribute to the amount paid or payable by such indemnified party as a result of such Claim:

               (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholder and the Underwriters from the offering of the Shares; or

               (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company, the Selling Stockholder and the Underwriters in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations.

          The relative benefits received by each of the Company, the Selling Stockholder and the Underwriters shall be deemed to be in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the amount of the underwriting discounts and commissions per share appearing on the cover page of the Prospectus bears to the public offering price per share appearing thereon, and the Company (including its officers and directors and controlling persons) and the Selling Stockholder are responsible for the remaining portion. The relative fault of the Company, the Selling Stockholder and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in subsections (e) and
(f) of this section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          (g) The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method or allocation which does not take into account the equitable considerations referred to in subsection (f) of this section. Notwithstanding the other provisions of this section, no Underwriter shall be required to contribute any amount that is greater than the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the

     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this section are several in proportion to their respective underwriting commitments and not joint.

          (h) Notwithstanding any provision in this Agreement or any other agreement to the contrary, nothing herein shall limit, restrict or supersede the indemnification provisions in favor of the Selling Stockholder (and its partners, officers, directors, and other persons and entities named therein (the "Related Parties")) provided in that certain Amended and Restated Investor's Rights Agreement, dated as of March 2, 2000, by and among the Company, the Selling Stockholder, Bessemer Venture Partners V L.P., Bessec Ventures V L.P. and BVE LLC, and the liability of the Selling Stockholder arising under this section 12 shall not exceed the purchase price received by the Selling Stockholder from the Underwriters for the Shares sold by the Selling Stockholder.

          SECTION 13.  Default of Underwriters.  It shall be a condition to the
                       -----------------------
obligations of each Underwriter to purchase the Shares in the manner as described herein, that, except as hereinafter provided in this section, each of the Underwriters shall purchase and pay for all the Shares agreed to be purchased by such Underwriter hereunder upon tender to the Representatives of all such Shares in accordance with the terms hereof. If any Underwriter or Underwriters default in their obligations to purchase Shares hereunder on either the First Closing Date or the Second Closing Date and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of Shares which the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the nondefaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares which such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur is greater than ten percent (10%) of the total number of Shares which the Underwriters are obligated to purchase on such Closing Date, and arrangements satisfactory to the Representatives for the purchase of such Shares by other persons are not made within thirty-six hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Company or the Selling Stockholder except for the expenses to be paid by the Company and the Selling Stockholder pursuant to section 9 hereof and except to the extent provided in section 12 hereof.

          In the event that Shares to which a default relates are to be purchased by the nondefaulting Underwriters or by another party or parties, the Representatives shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

          SECTION 14.  Effective Date.  This Agreement shall become effective
                       --------------
upon the execution and delivery of this Agreement by the parties hereto. Such execution and delivery shall include an executed copy of this Agreement sent by telecopier, facsimile transmission or other means of transmitting written documents.

          SECTION 15.  Termination.  Without limiting the right to terminate
                       -----------
this Agreement pursuant to any other provision hereof, this Agreement may be terminated by the Representatives prior to or on the First Closing Date and the over-allotment option from the Company referred to in section 6 hereof, if exercised, may be cancelled by the Representatives at any time prior to or on the Second Closing Date, if in the judgment of the Representatives, payment for and delivery of the Shares is rendered impracticable or inadvisable because:

          (a) additional governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or the American Stock Exchange, or trading in securities generally shall have been suspended or materially limited on either such exchange or on The Nasdaq Stock Market or a general banking moratorium shall have been established by either federal or state authorities in New York, California or Wisconsin;

          (b) any event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or which is not reflected in the Registration Statement but should be reflected therein to make the statements or information contained therein not misleading in any material respect; or

          (c) an outbreak or escalation of hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated to such extent, in the judgment of the Representatives, as to have a material adverse effect on the financial markets of the United States, or to make it impracticable or inadvisable to proceed with completion of the sale of and payment for the Shares as provided in this Agreement.

          Any termination pursuant to this Section shall be without liability on the part of any Underwriter to the Company or the Selling Stockholder, or on the part of the Company or the Selling Stockholder to any Underwriter, except for expenses to be paid by the Company and the Selling Stockholder pursuant to section 9 hereof or reimbursed by the Company pursuant to section 7(n) hereof and except as to indemnification to the extent provided in section 12 hereof.

          SECTION 16.  Representations and Indemnities to Survive Delivery.  The
                       ---------------------------------------------------
respective indemnities, agreements, representations, warranties, covenants and other statements of the Company, of its officers or directors, of the Selling Stockholder, and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Stockholder or the Company or any of its or their partners, officers, directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder.

          SECTION 17.  Notices.  All communications hereunder will be in
                       -------
writing and, if sent to the Representatives, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to Robert W. Baird & Co. Incorporated at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attention: Daniel G. Daul, Associate, with a copy to Laura B. Hunter, Esq., Brobeck, Phleger & Harrison LLP, 38 Technology Drive, Irvine, California 92618, and if sent to the Company, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to the Company at 101 Callan Ave, San Leandro, California 94577, Attention: Martin Babinec, with a copy to Cooley Godward LLP, Christopher Westover, Esq., One Maritime Plaza, 20th Floor, San Francisco, California 94111-3580; and, if sent to the Selling Stockholder, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to the Attorneys-in-Fact, or either of them, in care of the Company, with copies to Gadsby Hannah LLP, 225 Franklin Street, Boston, Massachusetts 02110, Attention: Jeffrey M. Stoler.

          SECTION 18.  Successors.  This Agreement will inure to the benefit
                       ----------
of and be binding upon the parties hereto and their respective successors, personal representatives and assigns, and to the benefit of the officers and directors and controlling persons referred to in section 12 hereof and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

          SECTION 19.  Partial Unenforceability.  If any section, paragraph,
                       ------------------------
clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, paragraph clause or provision hereof.

          SECTION 20.  Applicable Law; Counterparts.  This Agreement shall be
                       ----------------------------
governed by and construed in accordance with the internal laws of the State of Wisconsin without reference to conflict of law principles thereunder. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument, and shall be effective when at least one counterpart hereof shall have been executed by or on behalf of each party hereto.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholder and the several Underwriters, including the Representatives, all in accordance with its terms.

                              Very truly yours,

                              TRINET GROUP, INC.

                              By: ________________________________________
                                  Martin Babinec, President

                              THE SELLING STOCKHOLDER:



                              By: ________________________________________
                                  Attorney-in-Fact

                              By: ________________________________________
                                  Attorney-in-Fact

The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first above written.

ROBERT W. BAIRD & CO. INCORPORATED
JEFFERIES & COMPANY, INC.
LEGG MASON WOOD WALKER, INCORPORATED

By:  ROBERT W. BAIRD & CO. INCORPORATED
     Acting as Representatives of the several
     Underwriters (including themselves) identified in
     Schedule I annexed hereto.


By:  ________________________________________
     Authorized Representative

                              Trinet Group, Inc.

                                  Schedule I




                                                              Number of Firm
                     Name of Underwriter                          Shares to
                     -------------------                       be Purchased
                                                               ------------
Robert W. Baird & Co. Incorporated..................
Jefferies & Company, Inc............................
Legg Mason Wood Walker, Incorporated................

                                  Schedule II

                              Lock-Up Agreements

Annunziato, Joseph A. and Annette M.
Babinec, Martin and Krista, Trustees of the Babinec Trust dated 7-16-95
Bach, Deisy
Bessemer Venture Partners V LP
Bessec Ventures V LP
BVE LLC
Bessemer Venture Investors II LP
Browenstein, Charles L.
Bunte, Barry
Carlson, Steve
Cvecko, Lisa
Devlin, Douglas
DeWitt, Lyle
Edwards, William L.
Frankel, Janice
Hadley, John C.
Hammond, Gregory L.
Hanson, James P. and Kristy L., Husband and Wife as Community Property Hanson, James P. and Kristy L. Accountancy Corporation Profit Sharing Plan #1 Hazlett, H. Lynn
Transcorp Pension Services CF Robert G.A. Jones SEP
Jones, Robert G.A.
Knudsen, David A. Transcorp FBO
McCracken, William H.
McGannon, Craig
Ogier Trustee Limited
Pimentel, Jay and Colleen, Trustees of the Pimentel 1995 Trust u/d/t/ 4/29/95 Ramanchandran, Manju
Salamanca, Helen
Saucedo, Maria Yvonne
Select Appointments North America Inc.
Tageson, Vonalee
Ulrich, Sharon
Ulrich, Sharon, Transcorp Pension Services CF
Ulrich, Sharon As Custodian for Charles Ulrich under CUTMA
Willey, T. Joe
Younger, John
Zuanich, Anthony F.

                                   Exhibit A

                           Form of Lock-Up Agreement

                               Lock-Up Agreement

Robert W. Baird & Co. Incorporated
       As Representative of the Several Underwriters
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue, 28th Floor
Milwaukee, Wisconsin 53202-5391

RE:  TriNet Group, Inc. (the "Company")

Ladies & Gentlemen:

          The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the representative (the "Representative") of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

          In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, directly or indirectly, offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, (iii) with respect to Dispositions of Common Stock acquired on the open market, (iv) with respect to sales or purchases of Common Stock acquired on the open market or (v) with the prior written consent of Robert W. Baird & Co. Incorporated, for a period commencing on the date hereof and continuing to a date 180 days after the date of the final prospectus for the Offering (the "Lock-up Period"). The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. The undersigned also agrees and consents to the entry of stop transfer instructions with the

Company's transfer agent and registrar against the transfer of Securities held by the undersigned except in compliance with the foregoing restrictions.

          The undersigned represents and warrants that the undersigned has full power and authority to enter into this agreement and acknowledges that this agreement is enforceable against the undersigned by the Representative. This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

                           Dated
                                ------------------------------------------------

                           -----------------------------------------------------
                                                          Printed Name of Holder

                           By:
                              --------------------------------------------------
                                                                       Signature

                           -----------------------------------------------------
                                                  Printed Name of Person Signing
                             (and indicate capacity of person signing if signing
                               as custodian, trustee, or on behalf of an entity)

                                   Exhibit B

                              Selected Provisions

Use of Proceeds:  the fifth and sixth sentences of the second paragraph.
---------------

Liquidity and Capital Resources:  the fifth paragraph of this section.
-------------------------------

Management-- Executive Officer, Directors and Key Employees:  information in the
-----------------------------------------------------------
table relating to Anthony V. Martin and the eleventh paragraph of this section.

Management-- Board Composition:  the third sentence of the first paragraph.
------------------------------

Management-- Board Committees:  the first sentence of the third paragraph.
-----------------------------

Management-- Director Compensation:  the first sentence of the first paragraph.
----------------------------------

Management-- Compensation Committee Interlocks and Insider Participation:  the
------------------------------------------------------------------------
second sentence.

Relationships with Third Parties and Related Transactions:  the first, second,
---------------------------------------------------------
third, fifth and seventh paragraphs.

Principal and Selling Stockholders:  information in the table relating to the
----------------------------------
Selling Stockholder and footnote number one to the table

Description of Capital Stock -- Registration Rights of Stockholders:  the first
-------------------------------------------------------------------
paragraph

Shares Eligible for Future Sale -- Registration Rights:  the first paragraph.
------------------------------------------------------

Part II; Item 15:  the second item
----------------